UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                      Date of Report: January 28, 2005
                      (Date of earliest event reported)

                             FNB CORPORATION
          (Exact name of registrant as specified in its charter)


   Virginia
(State or other
jurisdiction of              000-24141                 54-1791618
incorporation or            (Commission             (I.R.S. Employer
organization)                File Number)            Identification No.)


                             105 Arbor Drive
                      Christiansburg, Virginia 24073
        (Address of principal executive offices, including zip code)

                              540-382-4951
          (Registrant's telephone number, including area code)

                                  n/a
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.     Results of Operations and Financial Condition.

     On January 28, 2005, FNB Corporation issued a press release commenting on fourth quarter 2004 performance, approval by the Board of Directors of a first quarter 2005 cash dividend, and the planned retirement of Director Carl
F. Tarpley, Jr.  A copy of the press release is attached as Exhibit 99.1.

     The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Departure of Director. FNB Corporation announces that, pursuant to his planned retirement, Carl F. Tarpley, Jr. will not stand for reelection to the Board of Directors of FNB Corporation at the Annual Meeting of Shareholders on May 10, 2005. Mr. Tarpley will continue to serve as a Director of FNB Corporation's affiliate, FNB Salem Bank & Trust.


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     Amendment to Bylaws. At the regularly scheduled meeting of the Board of Directors of FNB Corporation held on January 27, 2005, the Corporation's Bylaws were amended to permit the nomination and election of a current Director for one additional term after age 70, as set forth below.

     Article II, Section 1.4 of the Bylaws is amended to read, in its entirety, as follows:

     Section 1.4 Eligibility for Nomination to Board. No person shall be eligible for nomination (and subsequent election) for Director if they have attained or will attain age seventy (70) during the calendar year when they are proposed to be nominated for election of Directors, except that a Director who is currently serving, upon a finding by the Nominating Committee that the Director's continued service would be in the best interests of the Corporation, may be nominated for election for one additional three-year term. In the event the Corporation acquires voting control of more than one chartered bank, any Director of this Corporation who shall serve as a Director of such chartered bank controlled by the Corporation at the time of the execution of the merger agreement shall not be eligible for re-nomination as Director of this Corporation unless such Director resigns from the chartered bank or serves as president or is appointed by the Corporation to serve as chairman of the chartered bank.


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Item 9.01.     Financial Statements and Exhibits.

    Exhibit

     99.1      FNB Corporation press release dated January 28, 2005.


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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FNB CORPORATION
                                                 (Registrant)

                                               /s/ William P. Heath, Jr.
                                               William P. Heath, Jr.
                                               President and Chief Executive
                                               Officer


Date: January 28, 2005


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                                EXHIBIT INDEX


Exhibit

  99.1          FNB Corporation press release dated January 28, 2005.
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